For Immediate Release

September 27, 2022

Company Contact: Michael Caruso SVP, Corporate Finance & Investor Relations michael.caruso@broadstone.com 585.402.7842

Broadstone Net Lease Announces Third Quarter 2022 Rent Collection Results and Plan to Provide a Business Update Shortly After the Completion of the Quarter

ROCHESTER, N.Y. – Broadstone Net Lease, Inc. (NYSE: BNL) (“BNL,” the “Company,” “we,” “our,” or “us”), today announced its rent collection results for the quarter ending September 30, 2022, and also announced that it will provide a business update, including information regarding its third quarter and 2022 year-to-date acquisition activity and 2022 guidance, before the market opens on Tuesday, October 4, 2022.

The Company has collected 100% of base rents due for the third quarter for all properties under lease. As of today, three properties are vacant and currently not subject to a lease.

“We have thoughtfully built a strong, resilient portfolio, hyper-diversified by property type, geography, tenant, and industry, that provides us with a natural hedge to current economic pressures,” said Chris Czarnecki, BNL’s Chief Executive Officer. “Rent collections during the third quarter and 2022 year-to-date are a testament to that strength and resiliency. We look forward to providing additional updates on BNL’s performance in our forthcoming update announcement on October 4 and when we release our complete financial and operating results for the third quarter.”

About Broadstone Net Lease, Inc.

BNL is a real estate investment trust that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. The Company utilizes an investment strategy underpinned by strong fundamental credit analysis and prudent real estate underwriting. As of June 30, 2022, BNL’s diversified portfolio consisted of 764 individual net leased commercial properties with 757 properties located in 44 U.S. states and seven properties located in four Canadian provinces across the industrial, healthcare, restaurant, retail, and office property types.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “would be,” “believe,” “continue,” or other similar words. Forward-looking statements, including our 2022 guidance and assumptions, involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, risks and uncertainties related to the COVID-19 pandemic and its related impacts on us and our tenants, general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property acquisitions, and the timing and uncertainty of completing these acquisitions, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 23, 2022, which you are encouraged to read, and is available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.